                                                                   EXHIBIT 10.13

                         REGISTRATION RIGHTS AGREEMENT

                                     AMONG

                              BALANCE BAR COMPANY
                             A DELAWARE CORPORATION

                                      AND

                               THOMAS R. DAVIDSON

                                      AND

                      DAVIDSON FAMILY LIMITED PARTNERSHIP,
                          A NEVADA LIMITED PARTNERSHIP

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------













          THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), is entered into as of May 1, 1998, among Balance Bar Company, a Delaware corporation (the "COMPANY"), Thomas R. Davidson, and Davidson Family Limited Partnership, a Nevada limited partnership, (collectively, the "HOLDER"). The parties agree as follows.

                                    RECITALS
                                    --------

     A. The Holder owns shares of the Company's Common Stock (the "UNREGISTERED STOCK").

     B. The Unregistered Stock was issued without registration under the Securities Act, and therefore, its resale by the Holder is subject to restrictions under the Securities Act.

     C. In connection with the Company's initial Offering of its Common Stock, the Company has agreed to enter into this Agreement with the Holder.

                            1.  CERTAIN DEFINITIONS
                                -------------------

     As used in this Agreement:

"BUSINESS DAY" means any day that commercial banks are not authorized or required to close in Los Angeles, California.

"COMMISSION" means the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.

"COMMON STOCK" means the Common Stock of the Company, par value $0.01 per share.

"EFFECTIVE DATE" means the date that a registration statement becomes effective under the Securities Act.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, as in effect at the time.

"OFFERING" means the registration of the Company's securities under the Securities Act, whether underwritten or not, for sale to the public.

"ORDINARY S-3 REGISTRATION STATEMENT" means a Registration Statement on Form S-3 that includes only those items and that information that is required to be included in Parts I and II of such Form, and does not include any additional or extraneous items or information (e.g. a lengthy description of the Company or the Company's business).

"PERMITTED TRANSFEREE" means

     (a) any entity all of the equity of which is directly or indirectly owned by the transferor;

     (b) in the case of a transferor who is an individual, (i) such transferor's spouse and lineal descendants, (ii) such transferor's successors, personal representatives and heirs, (iii) any trustee of any trust created primarily for the benefit of any, some or all of such spouse and lineal descendants (but that may include beneficiaries that are charities) or of any revocable trust created by such transferor, (iv) following the death of such transferor, all beneficiaries under any such trust, (v) the transferor, in the case of a transfer from any Permitted Transferee back to its transferor and
          (vi) any entity all of the equity of which is directly or indirectly owned by any of the foregoing; or

     (c) any charitable or educational organization that is exempt from federal income taxes.

"PERSON" means a corporation, an association, a trust, a partnership, a limited liability company, a joint venture, an organization, a business, an individual, a government or political subdivision thereof, or a governmental body.

"PROSPECTUS" means the prospectus included in any Registration Statement, together with and


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

including any amendment or supplement to such prospectus, covering the Offering of any portion of the Registrable Securities covered by a Registration Statement, and all material incorporated by reference in such Prospectus.

"REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

"REGISTRABLE SECURITIES" means Shares held by the Holder or otherwise acquired by the Holder and any securities issued or issuable with respect to such Shares by way of a stock dividend or stock split or in connection with a combination of Shares, recapitalization, merger, consolidation, reclassification or other reorganization. A security will cease to be a Registrable Security when it:
(a) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it; (b) is distributed to the public pursuant to Rule 144 (or any similar rule then in force); or (c) has otherwise been transferred and a new certificate not bearing a restrictive legend and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists.

"REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission covering Registrable Securities.

"RULE 144" means Rule 144 under the Securities Act, as amended and in effect from time to time.

"SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, together with the rules and regulations of the Commission promulgated thereunder, as in effect at the time.

"SHARES" means shares of Common Stock.

Other Definitions.  The following terms have the meanings set forth in the
-----------------
following sections:


        Definition                                    Section
        ----------                                    -------
        "AGREEMENT"                                 Introduction
        "COMPANY"                                   Introduction
        "CONTROLLING PERSON"                        4.1
        "DEMAND NOTICE"                             2.1
        "DEMAND REGISTRATION STATEMENT"             2.1
        "HOLDER"                                    Introduction
        "INDEMNIFIED PERSONS"                       4.1
        "LOSSES"                                    4.1
        "OTHER SHARES"                              2.1.2
        "PIGGYBACK NOTICE"                          2.2.1
        "PIGGYBACK REGISTRATION STATEMENT"          2.2
        "REGISTRATION EXPENSES"                     3.12
        "REGISTERING HOLDER"                        3.1
        "SHARES"                                    1
        "UNREGISTERED STOCK"                        Recitals


                            2.  REGISTRATION RIGHTS
                                -------------------

2.1  DEMAND REGISTRATION.  Commencing six months after the initial Offering of
     -------------------
the Common Stock, the Holder can, by notice to the Company (the "DEMAND NOTICE"), demand that the Company file, and the Company will file, a Registration Statement as soon as practicable covering the Registrable Securities specified in the Demand Notice (a "DEMAND REGISTRATION STATEMENT"). Such Demand Registration Statement will be filed on an appropriate form under the Securities Act, no later than 90 days after the Company receives the Demand Notice. The Company is only required to file two Demand Registration Statements. In addition, the Holder will be entitled at any time while the Company is eligible to file Registration Statements on Form S-3, to demand that the Company file and cause to be declared effective Ordinary S-3 Registration Statements, which the Company will use its reasonable efforts to file and cause to be declared effective. The Company will use its commercially reasonable efforts to cause any Demand Registration Statement to be declared effective on the date requested by the managing underwriter for the Offering (no earlier than 60 days from the date of the Demand Notice), or, if such Offering is not underwritten, as soon as practicable after the filing with the Commission. The Company will keep such Demand Registration Statement effective until the Offering is completed (but not more than 180 days from the Effective Date of the Demand Registration Statement).

   2.1.1 SIZE OF OFFERING; TERMINATION OF DEMAND RIGHTS.  The Holder will not
         ----------------------------------------------
   make a Demand Notice unless the number of Registrable Securities specified in the Demand Notice is equal to or greater than 20% of the Registrable Securities then held by the Holder. In addition, the Holder is not entitled to make a Demand Notice unless the number of Shares held by the Holder is equal to or greater than 10% of the Company's outstanding Shares.

   2.1.2  COMPANY PARTICIPATION.  The Company and any Person having registration
          ---------------------
   rights with respect to Common Stock can elect to register equity securities of the Company in any Demand Registration Statement or to participate in the Offering, by including any of their equity securities in the Demand Registration Statement, subject to the following:

   (A) NOTICE.  The Company and such Person must give notice of such election to
       ------
       the Holder within 15 days after the Demand Notice was given to it, including the number of Shares proposed to be sold by each in the Offering (the "OTHER SHARES");

   (B) CONDITIONS.  The Company and such Person must agree to sell such Other
       ----------
       Shares on the same basis provided in the underwriting arrangements approved by the Holder and the Company (including standard indemnification provisions) and to timely complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents reasonably required by such underwriting arrangements, by the Commission, or by any state securities regulatory body. If the Company or any Person requesting inclusion in a Demand Registration Statement does not agree to the conditions set forth in this subsection, the Company and such Person will be excluded from the Offering by written notice from the Holder, and the securities so excluded will be withdrawn from registration;

   (C) LIMITATION ON AMOUNT.  The number of Other Shares that may be sold in the
       --------------------
       Offering will be limited if the managing underwriter decides that market conditions require a limitation. In such event, the number of Shares that can be sold in the Offering (including pursuant to any over allotment option) will be allocated first to the Holder, second, to the extent available, to the Company, and, third, to the extent available, pro rata among third parties having registration rights with respect to the Common Stock based on the respective number of Shares sought by each to be registered.

   2.1.3 DELAY.  The Company can delay the filing of a Demand Registration
         -----
   Statement if upon receipt of the Demand Notice: (a) the Company notifies the Holder that it is contemplating filing a registration statement within 120 days of such demand; (b) the Company notifies the Holder that a material event has occurred or is likely to occur that has not been publicly disclosed that, if disclosed, would have a material adverse effect on the Company and its ability to consummate the Offering under the Demand Registration Statement; or (c) the Company decides that the registration and offering could interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or its subsidiaries. In the case of clause (a) of this subsection, the Company will use its commercially reasonable efforts, as soon as practicable, upon the earlier of the Company's abandonment of its contemplated registration statement or the expiration of the 120-day period to file the Demand Registration Statement, unless such Demand Notice is withdrawn by the Holder. In the case of clause (b) or

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

   clause (c), the Company can not delay the filing of the Demand Registration Statement for more than 120 days from the date of the Demand Notice unless such Demand Notice is withdrawn by the Holder. The Company cannot exercise the foregoing rights of postponement more than once in any 12-month period. If there is a postponement under any clause above, the Demand Notice can be withdrawn by the Holder by notice to the Company. In such case, no Demand Notice will have been delivered for the purposes of SECTION 2.1.

2.2 "PIGGYBACK" REGISTRATION.  If at any time, or from time to time, the
    ------------------------
    Company decides to file a Registration Statement covering any Shares (other than a registration statement on Form S-4 or S-8, or any form substituted therefor) for its own account or for the account of any stockholder (a "PIGGYBACK REGISTRATION STATEMENT"), the Holder will be entitled to include Registrable Securities in such registration and related Offering on the following terms and conditions.

    2.2.1 NOTICE.  The Company will promptly give notice of such decision to the
          ------
    Holder (a "PIGGYBACK NOTICE"). The Holder will have the right to request, by notice to the Company within ten Business Days after it receives the Piggyback Notice, that a specific number of Registrable Securities held by the Holder be included in the Piggyback Registration Statement and related underwritten Offering, if any. If the Piggyback Registration Statement relates to an underwritten Offering, the Piggyback Notice must specify the name of the managing underwriter for such Offering. The Piggyback Notice must also specify the number of shares to be registered for the account of the Company and for the account of any stockholder, and the intended method of disposition of such shares.

    2.2.2 UNDERWRITTEN OFFERING.  If the Piggyback Registration Statement
          ---------------------
    relates to an underwritten Offering, as a condition to participation in such Piggyback Registration Statement the Holder must agree to sell its Registrable Securities on the same basis provided in the underwriting arrangements approved by the Company (including standard indemnification provisions) and to timely complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements, by the Commission or by any state securities regulatory body.

    2.2.3 COMMERCIALLY REASONABLE EFFORTS.  The Company will use its
          -------------------------------
    commercially reasonable efforts to include in the Piggyback Registration Statement the number of Registrable Securities requested in response to the Piggyback Notice. The number of Shares that can be sold in any underwritten Offering under a Piggyback Registration Statement will be limited if the managing underwriter decides that market conditions require a limitation on the number of Shares that may be sold in such Offering. In such event, the Shares to be sold in the Offering (including pursuant to any over allotment option) will be allocated first to the Company (or, if the Offering is being made principally for the account of another Person, to such Person), second to the Holder (pro rata with the Company if the Offering is made principally for the account of another Person based on the number of Shares sought by each to be registered), and, third, pro rata among third parties having registration rights with respect to the Common Stock based on the respective number of Shares sought by each to be registered.

     2.2.4 WITHDRAWALS.  The Holder will have the right to withdraw its
           -----------
     Registrable Securities from the Piggyback Registration Statement at any time before the Effective Date thereof. The Company will, on five Business Days notice to the Holder, have the right to withdraw any Piggyback Registration Statement initiated by the Company at any time prior to the Effective Date thereof. If Shares are withdrawn from a Piggyback Registration Statement by any Person and if the number of Shares to be included in such registration statement was previously reduced as a result of marketing factors pursuant to subsection 2.2.3, then the Persons included in such registration statement who have not withdrawn their Shares have the right to include additional Shares in the Piggyback Registration Statement in an aggregate amount equal to the number of shares so withdrawn, with such Shares to be allocated among such Persons in accordance with SUBSECTION 2.2.3.

2.3  SELECTION OF UNDERWRITERS.  If the Registrable Securities covered by a
     -------------------------
     Demand Registration Statement are to be sold in an underwritten Offering, the managing underwriter of such Offering may be designated by the Holder. Such underwriter must be reasonably acceptable to the Company. If the Registrable Securities included in a Piggyback Registration Statement are to be sold in an underwritten Offering, the managing underwriter of such Offering will be designated by the Company or the stockholder for whose account the Piggyback Registration Statement is being filed.


                          3.  REGISTRATION PROCEDURES
                              -----------------------

     The Company will use its commercially reasonable efforts to effect any registration under SECTION 2 in a manner that permits the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition. The Company will, as promptly as practicable, do the following.

3.1  COPIES; REVIEW.  At least five Business Days before filing a Registration
     --------------
     Statement or Prospectus, the Company will furnish to the Holder (if the Holder is participating in such Registration Statement) (the "REGISTERING HOLDER") and the underwriters, if any, copies of all such documents proposed to be filed. Such documents will be subject to the review of the Registering Holder and such underwriters (and their respective counsel). The Company will not file any Registration Statement or any Prospectus to which the Registering Holder or the underwriters, if any, reasonably object. If the Registration Statement is a Piggyback Registration Statement relating to an underwritten Offering and the underwriters do not agree with such objection by the Registering Holder, the Company can file the Piggyback Registration Statement notwithstanding such objection by the Registering Holder.

3.2  AMENDMENTS.  The Company will:  (a) prepare and file with the Commission
     ----------
     such
     amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein; (b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and (c) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Holder set forth in such Registration Statement or Prospectus supplement.

3.3  NOTIFICATION.  The Company will promptly notify the Registering Holder and
     ------------
     the managing underwriters, and (if requested by any such Person) confirm such notification in writing: (a) when the Prospectus has been filed, and, with respect to the Registration Statement, when it has become effective;
     (b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (c) of the issuance of any stop order suspending the effectiveness of the Registration Statement, or the refusal or suspension of qualification of registration of Registrable Securities, or the initiation of any proceedings for that purpose; (d) if at any time the representations and warranties of the Company contemplated by Section 8 cease to be true and correct; and (e) of any event that makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading in any material respect.

     3.3.1 SUSPENSION OF OFFERING.  The Company will make commercially
           ----------------------
     reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment. If any event contemplated by clause (e) of SECTION 3.3 occurs, the Company will promptly prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. Upon receipt of any notice from the Company that any event of the kind described in clause (e) of SECTION 3.3 has happened, the Registering Holder will discontinue offering the Registrable Securities until the Registering Holder receives the copies of the supplemented or amended Prospectus contemplated by the previous sentence, or until it is advised in writing by the Company that the use of the Prospectus can be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. The period during which distribution of the Shares is suspended will not be counted toward completion of the required period of effectiveness for any Registration Statement.

3.4  INFORMATION INCLUDED.  If requested by the managing underwriters or the
     --------------------
     Registering Holder, the Company will immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Registering Holder agree should be included therein relating to the sale of the Registrable Securities, including, but not limited to, information with respect to the number of Registrable Securities being sold to such underwriters or other Persons, the purchase price being paid therefor by such underwriters or other Persons and any other terms of the distribution of the Registrable Securities to be sold in such Offering. Such information will include, if applicable, any required disclosure of arrangements with underwriters. The Company will make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

3.5  COPIES. The Company will (a) promptly furnish to the Registering Holder
     ------
     and each managing underwriter without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), and (b) promptly deliver to the Registering Holder and the underwriters without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Registering Holder and the underwriters in connection with the Offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

3.6  BLUE SKY REGISTRATION.  Prior to any Offering of Registrable Securities
     ---------------------
     covered by a Registration Statement under SECTION 2, the Company will register or qualify or cooperate with the Registering Holder, the underwriters and their respective counsel in connection with the registration or qualification of such Registrable Securities under the securities or blue sky laws of such jurisdictions as the Registering Holder or underwriter reasonably request in writing, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities. The Company will not be required to take any actions under this Section if such actions would require it to submit to the general taxation of such jurisdiction or to file therein any general consent to service of process.

3.7  OTHER REGISTRATIONS.  The Company will use its commercially reasonable
     -------------------
     efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities other than the Commission and state securities regulatory bodies as may be necessary to enable the Registering Holder or the underwriters to consummate the disposition of such Registrable Securities.

3.8  CERTIFICATES.  If the Offering involves certificated Shares, the Company
     ------------
     will cooperate with the Registering Holder and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold that do not bear any restrictive legends. Such certificates will be in such denominations and registered in such names as the managing underwriter requests at least two business days prior to any sale of

     Registrable Securities to the underwriters.

3.9  OTHER ACTIONS.  In addition, the Company will:  (a) make such
     -------------
     representations and warranties to the Registering Holder and the underwriters as are customarily made by issuers to underwriters in primary underwritten offerings (or as may be reasonably requested by the underwriters); (b) obtain opinions of counsel to the Company and updates (which counsel and opinions must be reasonably satisfactory to the Registering Holder); (c) obtain customary "cold comfort" letters and updates from the Company's independent certified public accountants addressed to the underwriters, and use its commercially reasonable efforts to obtain such a letter for the Registering Holder or to obtain a letter from such accountants authorizing the Registering Holder to rely on such "cold comfort" letter; (d) if an underwriting agreement is entered into, ensure that it sets forth in full the indemnification provisions and procedures of SECTION 6 with respect to the Company and the Registering Holder; and (e) deliver such documents and certificates as may be requested by the Registering Holder and the managing underwriter to evidence compliance with clause (a) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company with the Registering Holder. The above will be done in connection with each closing under such underwriting or similar agreement or as and to the extent required thereunder.

3.10 DUE DILIGENCE.  The Company will make available for inspection by the
     -------------
     Registering Holder, any underwriter participating in any, and any attorney or accountant retained by the Registering Holder or managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to be available to discuss and to supply all information reasonably requested by any such person in connection with the Registration Statement. All such records, information or documents will be subject to standard confidentiality arrangements.

3.11 SECTION 11(a) NOTICE.  The Company will make generally available to its
     --------------------
     stockholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act.

3.12 EXPENSES.  All expenses incident to the Company's performance of or
     --------
     compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger expenses, telephone and delivery expenses, and fees and disbursements of Company counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), will be borne by the Holder in proportion to the number of Shares sold by the Holder in the Offering. The Company will pay its internal expenses, the expense of any annual audit, and the fees and expenses of any Person retained by the Company. All such expenses are referred to as "REGISTRATION EXPENSES." All underwriting fees and commissions with respect to an underwritten Offering, and transfer taxes, if any, will be borne by the Holder in proportion to the number of Shares sold by the Holder in the Offering.

                              4.  INDEMNIFICATION
                                  ---------------

4.1 INDEMNIFICATION BY THE COMPANY.  The Company will indemnify and hold
    ------------------------------
    harmless the Holder, its officers, directors, agents (including, but not limited to counsel) and employees and each Person who controls the Holder (within the meaning of Section 15 of the Securities Act) (each, a "CONTROLLING PERSON") (all of the foregoing are "INDEMNIFIED PERSONS") from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses ("LOSSES") reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Indemnified Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. In addition, the Company will reimburse the Indemnified Person for any investigation, legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such Loss. The Company will not be liable with respect to the portion of any such Loss that arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Indemnified Person specifically for use therein. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person, and will survive the transfer of such securities by the Indemnified Person. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act) to the same extent customarily requested by such Persons in similar circumstances.

4.2 INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES.  If the Holder sells
    ---------------------------------------------------
    Registrable Securities under a Prospectus that is part of a Registration Statement, the Holder will indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) under the same circumstances as the foregoing indemnity from the Company to the Holder, but only to the extent that such Losses arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Holder furnished to the Company by the Holder expressly for use therein. In no event will the aggregate liability of the Holder exceed the amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and will survive the transfer of such securities by the Holder. The Company and the Holder will be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

4.3 CONTRIBUTION.  If the indemnification provided for in the foregoing Sections
    ------------
    is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which the foregoing Sections would otherwise apply by their terms (other than by reason of exceptions provided in the foregoing Sections), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses. Such contribution will be in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any such Losses will be deemed to include any investigation, legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in the foregoing Sections was available to such party.

4.4 CONDUCT OF INDEMNIFICATION PROCEEDINGS.  Any Person entitled to
    --------------------------------------
    indemnification hereunder will give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any Person entitled to indemnification hereunder will have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel will be at the expense of such Person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the opinion of counsel of the Person to be indemnified, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims. In the case of (c), if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such claim on behalf of such Person. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving of a release, by all claimants or plaintiffs, to such indemnified party from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in each relevant jurisdiction for all parties indemnified by such indemnifying party with respect to such claim.


                              5.  OTHER AGREEMENTS
                                  ----------------

5.1 HOLDBACK AGREEMENTS.
    -------------------

    5.1.1  RESTRICTIONS ON PUBLIC SALE BY THE COMPANY.  The Company, if
           ------------------------------------------
    requested by the managing underwriter for an underwritten Offering, will not effect any public or private sale or distribution of securities of the same class as the Registrable Securities, or securities convertible into or exchangeable or exercisable for securities of the same class as the Registrable Securities (other than pursuant to an employee benefit plan), during the ten day period prior to, and during the 90-day period beginning on the closing date of, an Offering made pursuant to a Demand Notice.

    5.1.2  RESTRICTIONS ON PUBLIC SALE BY THE HOLDER.  The Holder, if requested
           -----------------------------------------
    by the managing underwriter of an underwritten Offering, will not effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the securities included in the Offering (including, but not limited to, a sale pursuant to Rule 144 during the ten day period prior to and the 90-day period in the case of Offerings subsequent to the initial Offering (or shorter period requested by the underwriter) beginning on the Effective Date of, such Offering.

5.2 RULE 144.  The Company will file, on a timely basis, all reports required to
    --------
    be filed by it under the Securities Act and the Exchange Act, and will take such further action and provide such documents as any holder of Registrable Securities may request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to the Holder a statement verifying that it has complied with such information and requirements.

5.3 REPRESENTATIONS AND WARRANTIES.
    ------------------------------

    5.3.1  VALIDITY.  The Company represents and warrants to the Holder that
           --------
    this Agreement has been duly and validly executed and delivered by the Company and constitutes a legally valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

    5.3.2  NO INCONSISTENT AGREEMENTS.  The Company represents and warrants that
           --------------------------
    it has not previously entered into, and agrees that it will not on or after the date of this Agreement enter into, any agreement with respect to its securities that is inconsistent with the terms of this Agreement, including any agreement that impairs or limits the registration rights granted to the Holder or that otherwise conflicts with the provisions hereof or preclude the Company from discharging its obligations under this Agreement.

    5.3.3  FURNISH INFORMATION.  The Company will promptly deliver to the Holder
           -------------------
    copies of all financial statements, reports and proxy statements that the Company is required to send to its stockholders generally.

    5.3.4  ASSIGNMENT.  This Agreement and the rights hereunder are assignable
           ----------
    by any Holder to Permitted Transferees in connection with the transfer of Registrable Securities, and upon assignment such Permitted Transferees will become a "HOLDER" under this Agreement. Such Permitted Transferees must agree in writing to be bound by the terms of this Agreement and to any lender in connection with a loan to a Holder that is secured by Registerable Securities, so long as such lender agrees in writing to be bound by the terms hereof. Other than as set forth above, this Agreement is not assignable. Further, no rights under this Agreement may be assigned without the concurrent assignment of the related Shares.

                          6.  MISCELLANEOUS PROVISIONS
                              ------------------------

6.1 AMENDMENTS; WAIVERS.  Amendments, waivers, demands, consents and approvals
    -------------------
    under this Agreement must be in writing and designated as such. No failure or delay in exercising any right will be deemed a waiver of such right.

6.2 INTEGRATION.  This Agreement is the entire agreement between the parties
    -----------
    pertaining to its subject matter, and supersedes all prior agreements and understandings of the parties in connection with such subject matter.

6.3 GOVERNING LAW.  This Agreement is to be interpreted in accordance with the
    -------------
    laws of the

     State of California.

6.4  HEADINGS.  Headings of Sections and subsections are for convenience only
     --------
     and are not a part of this Agreement.

6.5  COUNTERPARTS.  This Agreement can be executed in one or more counterparts,
     ------------
     all of which constitute one agreement.

6.6  SUCCESSORS AND ASSIGNS.  This Agreement is binding upon and inures to the
     ----------------------
     benefit of each party and such party's respective heirs, personal representatives, successors and assigns, including any Permitted Transferees. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies upon any other person.

6.7  EXPENSES; LEGAL FEES.  Each party will pay its own expenses in the
     --------------------
     negotiation, preparation and performance of this Agreement. The prevailing party in any action relating to this Agreement will be entitled to recover, in addition to other appropriate relief, reasonable legal fees, costs and expenses incurred in such action.

6.8  REPRESENTATION BY COUNSEL; INTERPRETATION.  Each party acknowledges that it
     -----------------------------------------
     has been represented by counsel in connection with this Agreement. This Agreement is to be construed as a whole and in accordance with its fair meaning. Any rule of law, including, but not limited to, Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it, has no application and is expressly waived.

6.9  SPECIFIC PERFORMANCE.  In view of the uniqueness of the matters
     --------------------
     contemplated by this Agreement, the Indemnitee would not have an adequate remedy at law for money damages if this Agreement is not being performed in accordance with its terms. The Company therefore agrees that the Indemnitee will be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the Indemnitee may be entitled.

6.10 TIME IS OF THE ESSENCE.  Time is of the essence in the performance of this
     ----------------------
     Agreement.

6.11 NOTICES.  Any notice to be given hereunder must be in writing and
     -------
     delivered as follows (or to another address as either shall designate in writing):


IF TO BALANCE BAR COMPANY:                       IF TO THE HOLDER:
-------------------------                        ----------------
1015 Mark Avenue                                 At the most recent address on the books
Carpinteria, California  93013                   and records of the Company for Thomas R. Davidson
Attention:  Chief Executive Officer

                           [Rest of page left blank]

    This Registration Rights Agreement has been signed as of the date on page one.


                              BALANCE BAR COMPANY


                              _________________________________
                              By:   James A. Wolfe
                              Its:  Chief Executive Officer



                              DAVIDSON FAMILY LIMITED PARTNERSHIP



                              By:_______________________________
                                    Thomas R. Davidson
                                    General Partner



                              __________________________________
                                    Thomas R. Davidson

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----

1.  Certain Definitions...................................................  1
    -------------------

2.  Registration Rights...................................................  3
    -------------------
      2.1   Demand Registration...........................................  3
            -------------------
            2.1.1 Size of Offering; Termination of Demand Rights..........  4
                  ----------------------------------------------
            2.1.2 Company Participation...................................  4
                  ---------------------
            2.1.3 Delay...................................................  4
                  -----
      2.2   "Piggyback" Registration......................................  5
            ------------------------
            2.2.1 Notice..................................................  5
                  ------
            2.2.2 Underwritten Offering...................................  5
                  ---------------------
            2.2.3 Commercially Reasonable Efforts.........................  5
                  -------------------------------
            2.2.4 Withdrawals.............................................  6
                  -----------
      2.3   Selection of Underwriters.....................................  6
            -------------------------

3.  Registration Procedures...............................................  6
    -----------------------
      3.1   Copies; Review................................................  6
            --------------
      3.2   Amendments....................................................  7
            ----------
      3.3   Notification..................................................  7
            ------------
            3.3.1 Suspension of Offering..................................  7
                  ----------------------
      3.4   Information Included..........................................  8
            --------------------
      3.5   Copies........................................................  8
            ------
      3.6   Blue Sky Registration.........................................  8
            ---------------------
      3.7   Other Registrations...........................................  8
            -------------------
      3.8   Certificates..................................................  9
            ------------
      3.9   Other Actions.................................................  9
            -------------
      3.10  Due Diligence.................................................  9
            -------------
      3.11  Section 11(a) Notice..........................................  9
            --------------------
      3.12  Expenses......................................................  9
            --------

4.  Indemnification....................................................... 10
    ---------------
      4.1   Indemnification by the Company................................ 10
            ------------------------------
      4.2   Indemnification by Holder of Registrable Securities........... 10
            ---------------------------------------------------
      4.3   Contribution.................................................. 11
            ------------
      4.4   Conduct of Indemnification Proceedings........................ 11
            --------------------------------------

5.  Other Agreements...................................................... 12
    ----------------
      5.1   Holdback Agreements........................................... 12
            -------------------
            5.1.1 Restrictions on Public Sale by the Company.............. 12
                  ------------------------------------------
            5.1.2 Restrictions on Public Sale by the Holder............... 12
                  -----------------------------------------

                                      (1)


      5.2   Rule 144...................................................... 12
            --------
      5.3   Representations and Warranties................................ 13
            ------------------------------
            5.3.1 Validity................................................ 13
                  --------
            5.3.2 No Inconsistent Agreements.............................. 13
                  --------------------------
            5.3.3 Furnish Information..................................... 13
                  -------------------
            5.3.4 Assignment.............................................. 13
                  ----------

6.  Miscellaneous Provisions.............................................. 13
    ------------------------
      6.1   Amendments; Waivers........................................... 13
            -------------------
      6.2   Integration................................................... 13
            -----------
      6.3   Governing Law................................................. 14
            -------------
      6.4   Headings...................................................... 14
            --------
      6.5   Counterparts.................................................. 14
            ------------
      6.6   Successors and Assigns........................................ 14
            ----------------------
      6.7   Expenses; Legal Fees.......................................... 14
            --------------------
      6.8   Representation by Counsel; Interpretation..................... 14
            -----------------------------------------
      6.9   Specific Performance.......................................... 14
            --------------------
      6.10   Time is of the Essence....................................... 14
             ----------------------
      6.11   Notices...................................................... 14
             -------

                                      (2)